Exhibit 99.1
The Week of February 16, 2004 Presentation to Analysts and Investors

Forward Looking Statements The following presentation contains disclosures which are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including the Company's future financial performance. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "may," "will," "expect," "project," "estimate," "anticipate," "plan," or "continue." These forward-looking statements are based upon the Company's current plans or expectations and are subject to a number of uncertainties and risks that could significantly affect current plans, anticipated actions and the Company's future financial condition and results of operations. The uncertainties and risks include, but are not limited to, those relating to implementing the Company's business strategy and successfully continuing the business acquired in connection with the Company's Initial Public Offering; the adequacy of the Company's loss reserves; conducting operations in a competitive environment; conducting operations in foreign countries; dependence upon the availability of key executives and reinsurance brokers; general economic conditions, including the effects of market volatility or a prolonged U.S. or global economic downturn or recession; variations in political, economic or other factors such as currency exchange rates, inflation rates and recessionary or expansive trends; the cyclicality of the property and casualty reinsurance business; tax, legal or regulatory restrictions or limitations applicable to the Company or the property and casualty reinsurance business generally^ and changes therein; significant weather-related or other natural or human-made disasters, civil unrest or other external factors over which the Company has no control; and changes in the Company's plans, strategies, objectives, expectations or intentions, which may happen at any time at the Company's discretion. As a consequence, current plans, anticipated actions and future financial condition and results of operations may differ from those expressed in any forward-looking statements made by or on behalf of the Company. Additionally, forward-looking statements speak only as of the date they are made, and the Company assumes no obligation to update or revise any of them in light of new information, future events or otherwise.

Contents Overview of Operations Creating and Meeting Expectations Reinsurance Market Corporate Strategies

OVERVIEW OF OPERATIONS The Formation of Platinum Our Operating Platform Intercompany Reinsurance Arrangements Our Business

The Formation of Platinum St. Paul exits the reinsurance business and sponsors Platinum Underwriters Re Platinum hires the best St. Paul Re staff and renews the best St. Paul Re business from January 1, 2002 No exposure to pre-2002 liabilities October 2001 St. Paul Re begins dramatic re-underwrite of 1/1 book: Line sizes reduced Cat Aggregates reduced ROE targets increased Terrorism excluded Exited certain lines Finite book restructured Nov. 1, 2002 Platinum IPO Raise approx. $1bn Assigned 'A' rating from AM Best May 13, 2003 Q1 results announced Gregory Morrison replaces CEO Net income - $30.6 million Diluted EPS - $0.66 Sept. 11, 2001 St. Paul Re incurs significant losses from WTC Dec. 12, 2001 St. Paul announces major restructuring of St. Paul Re 5 offices closed March 2002 Steve Newman joins as Chairman Jerry Fadden joins as CEO IPO announced Feb. 13, 2003 Platinum announces results of first two months of operations Net income - $6.4 million Diluted EPS - $0.15 June 2002 Michael Price joins as CUO January 2002 Staff downsizing Exit lines of business Aug. 12, 2003 Q2 results announced Net income - $26.6 million Diluted EPS - $0.57 August 2002 William Robbie joins as CFO Nov. 12, 2003 Q3 results announced Net income - $37.8 million Diluted EPS - $0.81 Feb. 11, 2004 Q4 results announced Net income - $49.8 million Diluted EPS - $1.03

Our Operating Platform Platinum Underwriters Holdings, Ltd. (Bermuda Holding Company) Platinum Underwriters Reinsurance, Inc. (US Reinsurance Company) Platinum Re (UK) Limited (UK Reinsurance Company) GAAP Equity: $463 million $170 million $554 million People: 117 25 8 Offices: NY Chicago Miami London Hamilton Platinum Underwriters Bermuda, Ltd. (Bermuda Class 4 Reinsurance Company)

Intercompany Reinsurance Arrangements Approximately 70% quota share commencing 1/1/2003. Excludes all business written on St.Paul paper (for tax reasons). 55% quota share commencing 1/1/2003. Excludes all business written on St.Paul paper. Platinum Underwriters Reinsurance, Inc. Domicile: Maryland, U.S. Platinum Re (UK) Limited Domicile: U.K. Platinum Underwriters Bermuda, Ltd. Domicile: Bermuda

Our Business (1) CASUALTY Led by Elizabeth Mitchell Products: Umbrella General Professional D&O WC Cat Casualty Clash International Accident & Health PROPERTY & MARINE Led by Gregory Richardson Products: Property Catastrophe Per Risk Excess Pro Rata Crop Marine Aviation FINITE RISK Led by Gregory Richardson & Barton Hedges Products: Catastrophe (Multi year) Aggregate Excess of Loss Excess of Loss (Multi year) Multi line Capped Q/S 65 Total Underwriters and Actuaries

Our Business (2) CASUALTY PROPERTY & MARINE FINITE RISK Source: PTP Q4 2003 Financial Supplement Based on net written premium for the twelve months ended December 31, 2003

CREATING AND MEETING EXPECTATIONS Emphasis on Excess of Loss Underwriters Working with Actuaries Active Involvement of Senior Management in Underwriting 2003 Financial Results Aligning Management and Shareholder Interests

Emphasis on Excess of Loss CASUALTY PROPERTY & MARINE Source: PTP Q4 2003 Financial Supplement Based on net written premium for the twelve months ended December 31, 2003 FINITE RISK

Underwriters Working with Actuaries Platinum Underwriters Reinsurance, Inc. (US Reinsurance Company) Platinum Re (UK) Limited (UK Reinsurance Company) Platinum Underwriters Bermuda, Ltd. (Bermuda Class 4 Reinsurance Company) Underwriters 50 % Actuaries 35% Underwriters 10 % Actuaries 50% Underwriters 5 % Actuaries 60%

Active Involvement of Senior Management in Underwriting Executive Position Directly Involved in Underwriting? Gregory Morrison CEO No Michael Price CUO Yes William Robbie CFO No Neal Schmidt Chief Actuary Yes Michael Lombardozzi General Counsel No Elizabeth Mitchell EVP, Platinum US Yes Gregory Richardson EVP, Platinum US Yes Barton Hedges COO, Platinum Bermuda Yes Robert Porter CEO, Platinum UK Yes

2003 Financial Results

Aligning Management and Shareholder Interests 1st tranche of initial option grants have vested and are currently in the money A portion of annual bonuses will be paid in stock for senior executives CEO/CUO: 50% EVPs: 25% - 37.5% Selected SVPs: 0% - 25% Stock ownership guidelines adopted CEO 100,000 Shares CUO 50,000 Shares EVPs 30,000 Shares Selected SVPs 10,000 Shares

REINSURANCE MARKET Reinsurance Market Conditions Reinsurance Market Outlook January 1 Renewals

Reinsurance Market Conditions Continued realization that historical profit margins have been inadequate Parent companies Rating agencies Public shareholders (In)voluntary withdrawals (CNA Re, Hartford Re, PMA Re, Trenwick, Scor (?), Gerling) Heightened concern over counterparty credit risk / reinsurance recoverables Downgrades Reserve deficiencies Discipline of new market entrants General factors influencing market conditions include:

Reinsurance Market Outlook Casualty Improving rate adequacy in most classes Fewer markets to work with Treaty-by-treaty analysis critical International opportunities for lead/quoting market Property & Marine Rates generally adequate Ample capacity at the right price Enhanced perception of risk Recent frequency of cat events helps support pricing Finite Risk Recent enthusiasm from brokers Fewer, larger transactions Less competition

January 1 Renewals Casualty Growing regional multi-line business Increased writings in D&O, EPL and surety markets Some opportunities in international liability arena Cut back medical stop loss due to softening pricing New lines include political risk and trade credit ? Improving profitability and opportunities for growth Property & Marine U.S., Latin American and Caribbean portfolios relatively unchanged International book shifting away from U.K. and moving toward continental Europe Small expansion in aviation excess-of-loss Entered space reinsurance market ? Fully deploying our capacity Finite Risk Continues to move to structured quota share contracts Bound several first dollar programs covering transportation, workers compensation, homeowners and health ? Opportunities for growth

CORPORATE STRATEGIES

Corporate Strategies Actively manage our capital Optimize capital deployment between our operating subsidiaries Holding company guaranty of reinsurance contracts written by our U.S. and UK reinsurer's Evaluate capital management tools Improve our investment diversification / returns Extend asset duration consistent with liability structure Introduce lower quality investment grade fixed income securities Continue as a multi-class treaty reinsurer operating from a tax efficient multinational platform Expand our platform with an investment in Inter-Ocean Enhanced transparency High quality financial disclosure More active investor relations

Address: Platinum Underwriters Holdings, Ltd. 69 Pitts Bay Road Pembroke, HM-08 Bermuda Investor Information: Justin Cressall Tel: (441) 298-0753 Fax: (441) 296-0528 www.platinumre.com